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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  July 20, 2006
                                                  -------------


                         A.C. MOORE ARTS & CRAFTS, INC.
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             (Exact name of registrant as specified in its charter)


      Pennsylvania                      000-23157               22-3527763
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(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation)                                            Identification No.)

                     130 A.C. Moore Drive, Berlin, NJ 08009
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               (Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code  (856) 768-4930
                                                    --------------

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On July 20, 2006, A.C. Moore Arts & Crafts, Inc. issued a press release. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.           Description
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99.1                  Press release dated July 20, 2006.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            A.C. MOORE ARTS & CRAFTS, INC.



Date: July 20, 2006                     By: /s/ Leslie H. Gordon
                                            --------------------------------
                                            Name:  Leslie H. Gordon
                                            Title: Executive Vice President and
                                                   Chief Financial Officer


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                                  EXHIBIT INDEX
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Exhibit No.           Description
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99.1                  Press release dated July 20, 2006.